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                                    Excelsior
                               Income Shares, Inc.


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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held April 9, 1997

    The Annual Meeting of Shareholders of Excelsior Income Shares, Inc. (the "Company") will be held in Conference Room 8A, at 114 West 47 Street, New York, N.Y. 10036, on Wednesday, April 9, 1997, at 11:00 a.m., New York City time, for the following purposes:

        (1) To elect seven directors to hold office until the next Annual Meeting and until their respective successors shall have been duly elected and qualified;

        (2) To consider and act upon renewing the Investment Advisory Agreement between the Company and United States Trust Company of New York;

        (3) To consider and act upon the selection by the Board of Directors of Coopers & Lybrand LLP as the independent certified public accountants of the Company for the fiscal year ending December 31, 1997;

        (4) To consider and act upon the recommendation of the Board of Directors to permit the Company to invest in other mutual funds;

        (5) To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Board of Directors of the Company recommends that you vote in favor of all items.

    Shareholders of record as of the close of business on February 21, 1997, are entitled to vote at the Meeting or any adjournment thereof.


                                                   Robert D. Cummings
                                                     Secretary


New York, New York
February 28, 1997


YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED PREPAID ENVELOPE.


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

                          EXCELSIOR INCOME SHARES, INC.
                              114 West 47th Street
                            New York, New York 10036


                                 PROXY STATEMENT


                                     GENERAL

    This Proxy Statement and Notice of Annual Meeting with accompanying form of proxy are being furnished by the Board of Directors of Excelsior Income Shares, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of its shareholders, or any adjournment thereof, to be held in Conference Room 8A, at 114 West 47th Street, New York, N.Y. 10036, on Wednesday, April 9, 1997, at 11:00 a.m., New York City time. The proxy statement and proxy are being mailed to shareholders on approximately February 28, 1997.

    The Company is a registered investment company organized as a corporation under the Business Corporation Law of the State of New York pursuant to a Certificate of Incorporation dated March 14, 1973. The mailing address of the Company is 114 West 47th Street, New York, New York 10036.

    The Fund commenced operations on May 15, 1973. The Annual Report for the Fund for the year ended December 31, 1996, including audited financial statements is enclosed.

Manner of Voting Proxies and Vote Required

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Annual Meeting in accordance with the instructions on the proxy. If no instructions are specified, shares will be voted for proposed Items 1, 2, 3 and 4. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Annual Meeting or filed with the Secretary of the Trust.

    If sufficient votes to approve the proposed Items 1, 2, 3 and 4 are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Annual Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to each Item for the proposed adjournment, unless directed to disapprove the Item, in which case such shares will be voted against the proposed adjournment.

    The cost of solicitation, including postage, printing and handling and the expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners, will be borne by the Company. The solicitation is to be made primarily by mail, but may be supplemented by telephone calls made by regular personnel of the Company who will be paid no additional compensation in connection therewith.

    As of the close of business on February 21, 1997, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, 2,188,391 shares of Common Stock, par value $.01 per share, of the Company were outstanding. Each share is entitled to one vote at the Annual Meeting. To the knowledge of the Company, no person is the beneficial owner of more than 5% of the Company's outstanding shares.

ITEM 1-TO ELECT SEVEN DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL HAVE BEEN DULY ELECTED AND QUALIFIED.

    It is the intention of the persons named as proxies in the accompanying form of proxy to vote at the Annual Meeting for the election of the nominees named below as directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by management. Each of the nominees was previously elected as Director of the Company by the Company's shareholders at the meeting of shareholders held on April 4, 1996.

Information Concerning Nominees

    The following table sets forth the ages, positions and offices with the Company, principal occupation or employment during the past five years and other directorships, if any, of each nominee.


                                   Positions and Offices                     Principal Occupation
      Name                 Age        with the Company                or Employment; other Directorships
      ----                 ---        ----------------                ----------------------------------

Townsend Brown, II*        66       Chairman since 1992          President  and CEO of the Company  since 1992.
                                                                 Attorney.  Senior  Vice  President  of  United
                                                                 States Trust Company of New York 1978 to 1992.

Edwin A. Heard             70       Director  since 1989         President and CEO of the Company 1989 to 1992,
                                                                 Director,  Royal Life Insurance Company of New
                                                                 York since 1988;  Vice Chairman and Treasurer,
                                                                 United States Trust Company of New York,  1976
                                                                 to 1988.

James J. O'Leary           82       Director since 1973          Economic  Consultant  to United  States  Trust
                                                                 Company   of  New  York  from  1979  to  1991.
                                                                 Director:  Guardian Life Insurance  Company of
                                                                 America, National Bureau of Economic Research.

John H. Reilly             69       Director since 1996          Attorney. Member of Dickerson & Reilly.

Perry W. Skjelbred         49       Director since 1993          Founder,  CEO,  Enterprise  Capital Inc. 1993.
                                                                 Founder,  CEO, American  Infrastructure,  Inc.
                                                                 1989 to 1993.  Senior Vice President and Chief
                                                                 Investment  Officer  NATIONAR,  Inc.  1986  to
                                                                 1989.  Director:   Enterprise  Capital,  Inc.,
                                                                 Medical Marketing Group, Inc.

Philip J. Tilearcio        43       Director since 1993          Investor.

Kenneth G. Walsh*          48       Director since 1993          Attorney.   Executive  Vice  President  United
                                                                 States Trust Company of New York.


    For purposes of describing the business experience of Messrs. Brown, Heard and Walsh, United States Trust Company of New York and U.S. Trust Corporation may be deemed to be "affiliates" of the Company by virtue of the contractual relationships with the Company. See "Advisory Agreement".

----------
    *Such director is an "interested person" of the Company within the meaning of the Investment Company Act of 1940.

    The Board of Directors has a standing Audit Committee consisting of Dr. James J. O'Leary, Mr. John H. Reilly, Mr. Perry W. Skjelbred and Mr. Philip J. Tilearcio, none of whom is an "interested person" of the Company within the meaning of the Investment Company Act of 1940. The Audit Committee held one meeting during the year ended December 31, 1996. The functions performed by the Audit Committee include making recommendations with respect to engaging and discharging the Company's independent auditors, reviewing with the Company's independent auditors the plan and results of the annual examination of the Company's financial statements, reviewing the scope and results of the Company's procedures for internal auditing, reviewing the independence of the Company's auditors, considering the range of audit fees and reviewing the adequacy of the Company's system of internal accounting controls.

    The Company's Board of Directors held five meetings during the year ended December 31, 1996.

    The By-Laws of the Company provide that the Company will indemnify its officers and directors on the terms, to the extent and subject to the conditions prescribed by the Business Corporation Law of the State of New York, the Investment Company Act of 1940, and the rules and regulations thereunder, and subject to such other conditions as the Board of Directors may in its discretion impose.

    To the extent permitted by the Business Corporation Law of the State of New York, the Investment Company Act of 1940, and the rules and regulations thereunder, the Company may purchase and maintain on behalf of any person who may be indemnified under the By-Laws, insurance covering any risks in respect of which he may be indemnified by the Company.

Information Concerning Executive Officers

    The following table sets forth the ages, positions and offices with the Company and principal occupation or employment during the past five years of each of the Company's executive officers.


                                   Positions and Offices                    Principal Occupation
      Name                 Age        with the Company                          or Employment
      ----                 ---        ----------------                          -------------
Townsend Brown II          66        Chairman,  President and    Chairman,   President   and  Chief   Executive
                                     Chief Executive  Officer    Officer of the Company.
                                     since April 9, 1992


Robert D. Cummings         52        Secretary and Treasurer     Manager of the Common Trust Fund Department of
                                     since April 9, 1992         United  States Trust Company of New York since
                                                                 1980, Vice President since April 1987.

Henry M. Milkewicz         57        Vice  President   since     Senior  Vice  President  of the  Fixed  Income
                                     April 5, 1990               Investment  Division  of United  States  Trust
                                                                 Company of New York since  April,  1990,  Vice
                                                                 President from February, 1985, to April, 1990.


    For purposes of describing the business experience of Messrs. Cummings and Milkewicz, United States Trust Company of New York may be deemed to be an "affiliate" of the Company by virtue of the contractual relationships with the Company described below. See "Advisory Agreement".

    The Company's executive officers were re-elected by the Board of Directors on April 4, 1996, to serve until the meeting of the Board of Directors scheduled to take place immediately after the Annual Meeting of the Company's shareholders on April 9, 1997, and until their successors are duly elected and qualified.

Compensation of and Transactions with Executive Officers and Directors

    The following table describes the compensation paid during the last fiscal year to each Director and nominee.

                               COMPENSATION TABLE



                                                  Pension or
                                                  Retirement
                                                   Benefits            Estimated
                                                  Accrued as            Annual
                                  Total            Part of             Benefits
                              Compensation         Company               Upon
          Name of Person      from Company         Expenses           Retirement
          --------------      ------------         --------           ----------
Townsend Brown, II ..........   $48,912              None                None
Edwin A. Heard ..............   $ 6,600              None                None
James J. O'Leary ............   $ 6,300              None                None
John H. Reilly ..............   $ 4,650              None                None
Perry W. Skjelbred ..........   $ 6,600              None                None
Philip J. Tilearcio .........   $ 6,600              None                None
Kenneth G. Walsh ............   $  -0-               None                None


Security Ownership of Officers and Directors and Nominees

    The following table sets forth information as of December 31, 1996, with respect to beneficial ownership of the Company's Common Stock, par value $.01 per share, by directors individually and officers and directors as a group.

                                                                                Percentage
                                                     Number of Shares            of Total
       Name of Individual                             and Nature of             Outstanding
          or Number of                                 Beneficial                Shares of
        Persons in Group                                Ownership               Common Stock
        ----------------                                ---------               ------------

     Townsend Brown II                                 1,100(1)(2)                   (3)
     Edwin A. Heard                                    1,800(1)(2)                   (3)
     James J. O'Leary                                    100(1)(2)                   (3)
     John H. Reilly                                      100(1)(2)                   (3)
     Perry W. Skjelbred                                1,000(1)(2)                   (3)
     Philip J. Tilearcio                                 100(1)(2)                   (3)
     Kenneth G. Walsh                                    100(1)(2)                   (3)
     Robert D. Cummings                                  -0-                         (3)
     Henry M. Milkewicz                                  -0-                         (3)
     All Officers and Directors of the Company
       as a group (nine)                               4,300 (of record)(1)          (3)

----------
    (1) None of these shares is beneficially owned based upon a right to acquire beneficial ownership within 60 days.
    (2) Sole voting and sole investment power.
    (3) Amount does not exceed 1%.

    Election of each nominee as a Director of the Company will require the vote of a majority of the outstanding voting securities of the Company present in person or represented by proxy at the Annual Meeting.

    The Board of Directors unanimously recommend that you vote for election of the nominees as Directors of the Company.

ITEM 2-TO CONSIDER AND ACT UPON RENEWING THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND UNITED STATES TRUST COMPANY OF NEW YORK.

Background

    United States Trust Company of New York (the "Adviser") has provided investment advisory and administrative services to the Company since the Company's commencement of operations on May 15, 1973. The Advisory Agreement has been approved by the Directors and shareholders of the Company. Upon review of the Company's records regarding these approvals, and to avoid any doubt as to such approvals, Board of Directors of the Company, including all the directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Company, at a meeting held on February 10, 1997, approved renewing the Investment Advisory agreement and voted that the Advisory Agreement be submitted for approval to the shareholders of the Company. The terms and provisions of the Advisory Agreement (including the investment advisory fee) are identical to those of the Advisory Agreement which shareholders of the Company last approved on April 4, 1996.

Description of the Advisory Agreement

    Under the Advisory Agreement, the Adviser would formulate a continuing program for the management of the assets and resources of the Company, provide a full range of advice and recommendations, including recommendations regarding specific securities to be purchased or sold by the Company, and obtain and evaluate statistical, economic and other research information with respect to the economy, businesses, securities markets and types of securities, all in conformity with the Company's investment objectives and policies. In addition to providing investment advisory services, the Adviser, at its own expense, would provide portfolio trading facilities and make available to the Company appropriate executive, investment, clerical and other personnel as well as computer and other services for the conduct of its investment business and the administration of its affairs. The Adviser would compensate all Company personnel and officers (other than the President) and those Company directors who are officers or employees of the Adviser. The Adviser at its expense would also provide the Company with office space and facilities and business equipment and pay the cost of keeping the Company's books and records.

    For the services rendered and the expenses assumed by the Adviser under the Advisory Agreement, the Company would pay the Adviser an annual fee at the rate of 0.5% of the Company's net asset value up to and including $100,000,000, 0.4% of such net asset value over $100,000,000 up to and including $200,000,000 and 0.3% of such net asset value over $200,000,000. The investment advisory fee would be computed quarterly on the basis of the net asset value as of last day of each quarter. During the year ended December 31, 1996, the Company paid investment advisory fees in the total amount of $203,007 to the Adviser. The Company's net asset value as of December 31, 1996, was $39,887,035.

    The Company would be responsible for the payment of all its expenses which are not specifically assumed by the Adviser under the Advisory Agreement. However, in the event in any year the sum of the Company's expenses (including the Adviser's investment advisory fee but excluding interest, taxes and brokerage commissions relating to the purchase or sale of portfolio securities, the Company's expenses of future public offerings of its shares and extraordinary expenses beyond the control of the Adviser) were to exceed 1-1/2% of the average value of the Company's net assets during such year up to $30,000,000, plus 1% of the average value of the Company's net assets during such year in excess of $30,000,000, the Adviser would be obligated to reimburse the Company promptly for such excess expenses. In addition, under the Advisory Agreement, the Adviser would not be responsible for any mistake in judgment or in any event whatsoever except for lack of good faith or for any conduct on the part of the Adviser constituting a breach of fiduciary duty involving personal misconduct in respect of the Company, so long as such judgment or other event does not constitute wilful malfeasance, bad faith, gross negligence in the performance of the Adviser's duties or reckless disregard of its obligations and duties under the Advisory Agreement.

    The Advisory Agreement would continue in effect for two years from the date of its approval by shareholders and thereafter would continue from year to year provided such continuance is specifically approved at least annually (i) by the vote of a majority of the Company's outstanding voting securities, as defined in the Investment Company Act of 1940, entitled to vote at the Annual Meeting or by its Board of Directors and (ii) by the vote of a majority of the directors of the Company who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of the Company, or the Adviser. The Advisory Agreement is terminable on 60 days' written notice by any party thereto and will terminate automatically if assigned.

    The Advisory Agreement would reserve to the Adviser all rights to the use of the term "Excelsior" and the symbol used by the Company, which appears on the Notice of Annual Meeting. The Advisory Agreement further provides that if the Adviser (or an organization which has succeeded to the business of the Adviser) ceases to be the investment adviser to the Company, the Company will cease to use in its name the term 'Excelsior', or any name suggesting that the Company is or has been advised by the Adviser, and the use of such symbol.

    The foregoing description of the Advisory Agreement does not purport to be complete but contains a summary of the material provisions thereof.

    Shareholder approval of the Advisory Agreement requires the affirmative vote of the holders of (i) 67% of the Company's voting securities, as defined in the Investment Company Act of 1940, present and entitled to vote at the Annual Meeting, if the holders of more than 50% of the Company's outstanding voting securities are present or represented by proxy at the Annual Meeting or (ii) a majority of the Company's outstanding voting securities. whichever is less.

    The Board of Directors of the Company recommends that you vote for approval of the Advisory Agreement.

Information Regarding Investment Adviser

    The Adviser provides a variety of specialized financial and fiduciary services to high net worth individuals, institutions and corporations. On December 31, 1996, the United States Trust Company of New York (the "Trust Company") had total assets of $2,870 million, total deposits of $2,340 million, and capital of $157 million. The Trust Company had responsibility for the investment management of clients' assets having a market value of approximately $27.2 billion on December 31, 1996. The trustees of the Adviser, who are also Board members of U.S. Trust Corporation, and their principal occupations are as follows:


Name                                                   Principal Occupation
----                                                   --------------------
Eleanor Baum                   Dean of Engineering at The Cooper Union for the Advancement of Science
                                 & Art

Samuel C. Butler               Partner in Cravath, Swaine & Moore.

Peter L. Crisp                 General Partner of Venrock Associates

Daniel P. Davison              Retired Chairman of the Board of Christie, Manson & Woods International,
                                 Inc.


Name                                                   Principal Occupation
----                                                   --------------------
Philippe de Montebello         Director of the Metropolitan Museum of Art.

Paul W. Douglas                Retired Chairman of the Board and Chief Executive Officer of The Pittston
                                 Company.

Antonia M. Grumbach            Partner in Patterson, Belknap, Webb & Tyler.

Frederic C. Hamilton           Chairman of the Board, President and Chief Executive Officer of Hamilton Oil
                                 Corporation.

Peter L. Malkin                Chairman of Wien, Malkin & Beltex.

Jeffrey S. Maurer              President of the Adviser.

Orson D. Munn                  Chairman and Director of Munn, Bernhard & Associates, Inc.

H. Marshall Schwarz            Chairman of the Board and Chief Executive Officer of the Adviser.

Philip L. Smith                Corporate Director and Trustee.

John H. Stookey                Chairman of the Board and President of Quantum Chemical Corporation.

Frederick B. Taylor            Vice Chairman and Chief Investment Officer of the Adviser.

Richard F. Tucker              Retired Vice Chairman of the Board of Mobil Corporation.

Carroll L. Wainwright, Jr.     Of Counsel to Milbank, Tweed, Hadley & McCloy.

Robert N. Wilson               Vice Chairman of the Board of Johnson & Johnson.

Ruth A. Wooden                 President & Chief Executive Officer of The Advertising Council, Inc.

    The address of the Adviser and all its trustees is 114 West 47th Street, New York, NY 10036. Kenneth G. Walsh, a Director of the Company, Robert D. Cummings, Secretary and Treasurer of the Company, Henry M. Milkewicz, Vice President of the Company and Robert R. Johnson, Assistant Secretary and Assistant Treasurer of the Company, are each officers of the Adviser. Dr. O'Leary, a director of the Company, is the beneficial owner of 1,639 common shares, and Mr. Heard, a director of the Company, is the beneficial owner of 7,948 common shares of that company. No other officer or Director of the company is an officer, employee or shareholder of the Adviser or owns securities or has any other material direct or indirect interest in the Adviser or any other person controlling, controlled by or under common control with the Adviser. The Adviser renders investment advisory and related services to clients other than the Company, including other investment companies, with similar or different investment objectives and policies.

    The Adviser is a wholly-owned subsidiary of U.S. Trust Corporation which was incorporated on December 5, 1977 and which is located at 114 West 47th Street, New York, N.Y. 10036.

The Evaluation By the Board of Directors

    At a meeting on February 10, 1997, the Directors of the Company considered information with respect to whether the Advisory Agreement with the Adviser was in the best interests of the Company and its shareholders. The Board of Directors of the Company considered, as they have in the past, the nature and quality of services expected to be provided by the Adviser and information regarding fees, expense ratios and performance. In evaluating the Adviser's ability to provide services to the Company, the Directors considered information as to the Adviser's business organization, financial resources and personnel and other matters.

    Based upon its review, the Board of Directors of the Company concluded that the Advisory Agreement with the Adviser is reasonable, fair and in the best interests of the Company and its shareholders, and that the fees provided in the Advisory Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

ITEM 3-TO CONSIDER AND ACT UPON THE SELECTION BY TlIE BOARD OF DIRECTORS OF COOPERS & LYBRAND LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF
           THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

    The Audit Committee of the Board of Directors has recommended and the Board of Directors of the Company, including a majority of those directors who are not "interested persons" of the Company, has selected Coopers & Lybrand LLP to act as the independent certified public accountants of the Company for the fiscal year ending December 31, 1997. Coopers & Lybrand LLP has no material direct or indirect financial interest in the Company. This selection is subject to the approval of the shareholders of the Company at the Annual Meeting. Management expects that representatives of Coopers & Lybrand LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

    During the year ended December 31, 1996 Coopers & Lybrand LLP was engaged by the Company: (1) to examine its financial statements as of December 31, 1996;
(2) to assist and consult with the Company in connection with the preparation of the Company's reports on Forms N-SAR and N-2 for filing with the Securities and Exchange Commission; and (3) to assist and consult with the Company on tax matters.

    The ratification of Coopers & Lybrand LLP as auditors of the Company requires the affirmative vote of the holders of (i) 67% of the Company's voting securities, as defined in the Investment Company Act of 1940, present and entitled to vote at the Annual Meeting, if the holders of more than 50% of the Company's outstanding voting securities are present or represented by proxy at the Annual Meeting or (ii) a majority of the Company's outstanding voting securities, whichever is less.

    The Board of Directors recommends that you vote for ratification of Coopers & Lybrand LLP as the independent certified public accountants of the Company.

ITEM 4-TO  CONSIDER  AND  ACT  UPON THE RECOMMENDATION OF THE BOARD OF DIRECTORS
             TO PERMIT THE COMPANY TO INVEST IN OTHER MUTUAL FUNDS.

    Currently, the By-Laws of the Company include a fundamental restriction which provides as follows:

    The Company shall not:

    . . . .

    (n) Purchase the securities of any other investment company, except (a) in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Company's shareholders and (b), in the case of securities of closed-end investment companies only, in the open market where no commission other than ordinary broker's commission is paid; provided, however, that in no event may investments in securities of other investment companies exceed 10% of the Company's total assets, taken at market value at time of purchase.

    The Company has requested the approval of its shareholders to remove investment restriction (n) from the By-Laws. If Item 4 is so approved, the Company will be able to invest in other mutual funds to the extent permitted by the Company's other investment restrictions and the provisions of the Investment Company Act of 1940. That Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Company's total assets will be invested in the securities of any one investment company,
(ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Company.

    As a shareholder of another investment company, the Company would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Company bears directly in connection with its own operations

    The Directors of the Company believe that the proposed removal of investment restriction (n) would benefit the Company by providing increased flexibility to the Company's current management program. For example the Company will be able to invest excess cash in money market mutual funds, which were not widely known or available when the restriction was adopted in 1973. As noted above, the Company's investment management activities will continue to be subject to (i) all of the Company's other investment restrictions and (ii) all of the provisions of the Investment Company Act of 1940.

    Shareholder approval of the recommendation of the Board of Directors to permit the Company to invest in other mutual funds would require the affirmative vote of the holders of (i) 67% of the Company's voting securities, as defined in the Investment Company Act of 1940, present and entitled to vote at the Annual Meeting, if the holders of more than 50% of the Company's outstanding voting securities are present or represented by proxy at the Annual Meeting or (ii) a majority of the Company's outstanding voting securities, whichever is less.

    The Board of Directors of the Company recommends that you vote for approval of Item 4, to permit the Company to invest in other mutual funds.

                                  OTHER MATTERS

    The management knows of no business to be brought before the Annual Meeting except as mentioned above. If, however, any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

                             ADDITIONAL INFORMATION

Brokerage Commissions on Portfolio Transactions

    In accordance with the Company's investment policies, its investments are in debt securities, which are generally traded through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable in such transactions. During 1996, all portfolio transactions were with principals. During 1996 the Company's portfolio turnover rate was 5.50%.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the Company's Annual Meeting of Shareholders to be held in April 1998, must be received by the Company, at its principal executive offices, by December 2, 1997, for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                              By Order of the Board of Directors,
                              Robert D. Cummings, Secretary

February 28, 1997